General information	6 Months Ended
Jun. 30, 2020
General information
General information

1. General information

Verona Pharma plc (the "Company") and its subsidiaries are a clinical-stage biopharmaceutical company focused on developing and commercializing innovative therapeutics for the treatment of respiratory diseases with significant unmet medical needs.

The Company is a public limited company, which is dual listed, with its ordinary shares listed on the AIM market operated by the London Stock Exchange and its American Depository Shares ("ADSs") on the Nasdaq Global Market. The Company is incorporated and domiciled in the United Kingdom.

The address of the registered office is 1 Central Square, Cardiff, CF10 1FS, United Kingdom.

The Company has two subsidiaries, Verona Pharma Inc. and Rhinopharma Limited ("Rhinopharma"), both of which are wholly owned.